UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2022

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2022, Eloxx Pharmaceuticals, Inc. (the “Company”) effected a 1-for-40 reverse stock split of its common stock (the “Reverse Stock Split”). As further described below, at a special meeting of stockholders held on November 30, 2022 (the “Special Meeting”), the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors, in its discretion following the Special Meeting to amend the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.01 per share, at a ratio ranging from any whole number between 1-for-2 and 1-for-40, as determined by the Company’s Board of Directors in its discretion. On November 30, 2022, following the Special Meeting, the Company’s Board of Directors approved the Reverse Stock Split at a ratio of 1-for-40. On December 1, 2022, the Company filed with the Secretary of State of the State of Delaware a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split. The Reverse Stock Split became effective at 5:00 p.m., Eastern Time, on December 1, 2022.

As a result of the Reverse Stock Split, every 40 shares of the Company’s common stock issued or outstanding were automatically reclassified into one validly issued, fully-paid and nonassessable share new share of common stock, subject to the treatment of fractional shares as described below, without any action on the part of the holders. Proportionate adjustments will be made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, and warrants exercisable for shares of common stock, as well as to the number of shares issuable under the Company’s equity incentive plans and certain existing agreements. The common stock issued pursuant to the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split did not affect the number of authorized shares of common stock or the par value of the common stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price per share of the common stock (as adjusted for the Reverse Stock Split) on The Nasdaq Capital Market on November 30, 2022, the last trading day immediately preceding the effective time of the Reverse Stock Split.

Trading of the Company’s common stock on The Nasdaq Capital Market is expected to commence on a split-adjusted basis when the market opens on December 2, 2022, under the existing trading symbol “ELOX.” The new CUSIP number for the Company’s common stock following the Reverse Stock Split is 29014R202.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As reported in Item 5.03 above, on November 30, 2022, the Company held the Special Meeting. At the Special Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “SEC”) on October 31, 2022. Only stockholders of record as of the close of business on October 17, 2022, the record date for the Special Meeting (the “Record Date”), were entitled to vote at the Special Meeting. As of the Record Date, 86,656,221 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. The tabulation of the stockholder votes on each proposal brought before the Special Meeting is as follows:

Proposal 1 — The approval of amendments to the Company’s Certificate of Incorporation to give the Company’s Board of Directors discretionary authority to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.01 per share, at a ratio ranging from any whole number between 1-for-2 and 1-for-40, as determined by the Company’s Board of Directors in its discretion and included in a public announcement.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
51,911,397	3,054,737	3,681,226	0

Proposal 2 — The approval of an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
52,958,220	3,833,300	1,855,840	0

Item 8.01.	Other Events.

On December 1, 2022, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Eloxx Pharmaceuticals, Inc.

99.1	Press Release, dated December 1, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of present and historical facts contained in this current report, including without limitation, statements regarding the Reverse Stock Split, expectations with respect to compliance with the minimum required closing bid price for continued listing on The Nasdaq Capital Market and other future events and expectations described in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements can be identified by the words “aim,” “may,” “will,” “would,” “should,” “expect,” “explore,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based on management's current plans, estimates, assumptions and projections based on information currently available to us. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and actual results or outcomes may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: market conditions and their impact on the trading price of our common stock on the Nasdaq Capital Market; other factors discussed in the Proxy Statement; and other risks and uncertainties described our filings with the SEC, including those discussed under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, as any such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the “Financials & Filings” page of our website at https://investors.eloxxpharma.com/financial-information/sec-filings.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2022	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
	Name:	Sumit Aggarwal
	Title:	President and Chief Executive Officer